Exhibit 99.1
FOR IMMEDIATE RELEASE

Investor Relations Contacts:	Media Contact:
Keith Terreri or Sheryl Seyer	Cynthia T. Cruz
investorrelations@valortelecom.com	ccruz@valortelecom.com
(972) 373-1296 office	(972) 373-1134 office
(972) 373-1150 facsimile	(469) 420-2540 facsimile
VALOR Communications Group, Inc. Reports Voting Results
on Company Proposals from 2006 Annual Stockholders Meeting
Stockholders Vote in Favor of All Merger-Related and Other Proposals
IRVING, Texas, June 27, 2006 — VALOR Communications Group, Inc. (NYSE:VCG) today released the voting results for proposals presented at its 2006 annual meeting of stockholders, which was held on June 27, 2006. VALOR’s stockholders overwhelmingly approved all the proposals related to the merger of VALOR with Alltel Holding Corp., the wireline division of Alltel. The proposals approved included: adopting the merger agreement and approving the merger; increasing the authorized shares of VALOR common stock; and issuing VALOR common stock to Alltel stockholders.
“We are very pleased that our stockholders have continued to show their support by approving the merger of VALOR with the wireline division of Alltel, which we expect will close next month,” commented Jack Mueller, president and chief executive officer of VALOR Communications Group, Inc. “With the combined talent of our two companies, I believe the Company can continue its record of success and deliver value to stockholders.”
In addition, VALOR stockholders adopted and approved the 2006 Equity Incentive Plan, elected eleven (11) directors and ratified the appointment of Deloitte & Touche LLP as VALOR’s independent auditors.
About VALOR Communications Group
VALOR Communications Group (NYSE:VCG) is one of the largest providers of telecommunications services in rural communities in the southwestern United States. The company, through its subsidiary VALOR Telecom, offers to residential, business and government customers a wide range of telecommunications services, including: local exchange telephone services, which covers basic dial-tone service as well as enhanced services, such as caller identification, voicemail and call waiting; long distance services; and data services, such as providing digital subscriber lines. VALOR Communications Group is headquartered in Irving, Texas. For more information, visit www.valortelecom.com.
Safe Harbor Statement
Certain matters discussed in this press release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “anticipates,” “expects,” “intends,” “estimates,” “projects” and other similar expressions, which are predictions of or indicate future events and trends, typically identify forward-looking statements. Statements in this press release regarding Valor Communications Group’s business that are not historical facts, including the Company’s intention to pay quarterly dividends, are forward-

looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results or the timing of events to differ materially from those described in the forward-looking statements. We cannot assure you that the expectations discussed in these forward-looking statements will be attained. Some of the factors that could cause actual results or the timing of certain events to differ from those described in these forward-looking statements include, without limitation: our leverage and debt service obligations; the terms of our credit facility and our rights and obligations there under; any adverse changes in government regulation; the risk that we may not be able to retain existing customers or obtain new customers; the risk of increased competition in the markets we serve; our financial position, results of operations and availability of capital; and other risks detailed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, the risks described in our proxy statement/prospectus-information statement relating to our merger with Alltel Wireline filed with the Securities & Exchange Commission on May 26, 2006 and in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2006. We disclaim any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, the occurrence of future events or otherwise, except as required by law.

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